--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                       -----------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2005

                       -----------------------------------

                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)

                       -----------------------------------

          Missouri                    0-12619                    43-0985160
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

   15 Compound Drive, Hutchinson, KS                               67502
(Address of principal executive offices)                         (Zip Code)

    Registrant's telephone number, including area code:     (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 2.02 Results of Operations and Financial Condition.

     On June 14, 2005, Collins Industries, Inc. issued a press release announcing that it had filed a Form 12b-25 seeking an extension of time within which to file its quarterly report on Form 10-Q for the second fiscal quarter ended April 30, 2005. A copy of the press release is attached hereto as Exhibit
99.1.

Item 9.01 Financial Statements and Exhibits.

        (c)     Exhibits.

         99.1   Collins Industries, Inc. Press Release dated June 14, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              COLLINS INDUSTRIES, INC.

Date:  June ___, 2005
                              By:     /s/ Cletus C. Glasener
                                 -----------------------------------------------
                              Name:  Cletus C. Glasener
                              Title: Vice President and Chief Financial Officer
                                     (Signing on behalf of the registrant and as
                                     principal accounting officer)

                                       3